UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

WESTERN ASSET

MACRO OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Macro Opportunities Fund for the twelve-month reporting period ended October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	Western Asset Macro Opportunities Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed modestly declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017.

Western Asset Macro Opportunities Fund	III

Investment commentary (cont’d)

Finally, in March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Macro Opportunities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund seeks to achieve its investment objective by implementing an opportunistic investing strategy. The Fund attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Fund does not expect to invest in individual equities it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent a subadviser believes those strategies are consistent with the Fund’s overall objective and strategy. The Fund’s trading strategy is expected to include positions based on longer-term outlooks, such as the subadvisers’ views on long-term macroeconomic themes, and shorter-term circumstances. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

Under normal circumstances, at the time of purchase, no more than 75% of the Fund’s net assets may be invested in non-dollar denominated securities. The Fund has the ability to invest up to 50% of the Fund’s net assets in emerging markets and up to 50% in debt and other fixed income securities rated below the Baa or BBB categories at the time of purchase by one or more Nationally Recognized Statistical Rating Organization (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (commonly known as “junk bonds” or “high yield” securities). The Fund may also invest, at the time or purchase, up to 50% of the Fund’s net assets in un-hedged non-U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes.

The Fund considers a country to be an emerging market if, at the time of investment it is represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i or the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”)ii or categorized by the World Bank in its annual categorization as middle- or low-income.

The Fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Fund may use certain derivatives, including bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), other options (including options on credit default swaps and options on currency forwards, futures and swaps), other futures, swaps, forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

Non-dollar securities may be held on a currency-hedged or -unhedged basis. The Fund may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Fund may also engage in short sales or may otherwise hold short positions. The derivatives used by the Fund may represent a form of investment leverage in that the

Western Asset Macro Opportunities Fund 2016 Annual Report	1

Fund overview (cont’d)

potential exposure of the Fund may exceed its net assets.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationiii (including futures positions), as estimated by the Fund’s subadvisers, within the range of -5 to 10 years. The Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationiv Treasuries over the twelve month reporting period ended October 31, 2016. The fixed income market was volatile at times given signs of generally modest economic growth, uncertainties regarding future Federal Reserve Board (the “Fed”)v monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended October 31, 2016. Two-year Treasury yields began the reporting period at 0.75% and ended the period at 0.86%. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.16% at the beginning of the period and ended the period at 1.84%. Their peak of 2.36% was on November 9, 2015 and their low of 1.37% occurred on both July 5 and July 8, 2016.

All told, the Bloomberg Barclays U.S. Aggregate Indexvi, returned 4.37% during the reporting period. Global high-yield bonds and emerging market debt generated stronger results. Over the reporting period, the Bloomberg Barclays Global High Yield Index (USD hedged)vii returned 9.83% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 11.59%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. Risk reduction was a broad theme within the portfolio toward the end of the reporting period. In particular, we reduced the Fund’s allocation to investment-grade and high-yield corporate bonds (mostly Industrials and Financials) and also pared its gross foreign exchange and local emerging market exposures. From a currency perspective, we increased the Fund’s exposures to the euro, Mexican peso and Russian ruble. Elsewhere, we tactically adjusted the Fund’s effective duration and increased it from approximately four years to eight years over the reporting period.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Eurodollar futures and options, futures and options on U.S., German, Italian, UK, Japanese and Australian Treasuries, options on U.S, German and Australian Treasury futures, as well as interest rate swaps, were used to manage the Fund’s duration and yield curveix positioning. While interest rate derivatives exhibited mixed performance, the use of these instruments enhanced the overall liquidity of the Fund. Currency forwards, futures and options were utilized to manage the Fund’s currency positioning and collectively detracted from performance. Single-name and index (“CDX”

2	Western Asset Macro Opportunities Fund 2016 Annual Report

and “ITRX”) credit default swaps and swaptions on CDX were used to tactically manage the Fund’s high-yield and investment grade bond exposures. They were beneficial for performance during the reporting period.

Performance review

For the twelve months ended October 31, 2016, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned 6.79%. The Fund’s unmanaged benchmark the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexx returned 0.54% for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned 3.39% over the same time frame.

Performance Snapshot as of October 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Macro Opportunities Fund:
Class A	3.42%	6.79%
Class C	3.07%	6.04%
Class FI	3.42%	6.76%
Class I	3.61%	7.15%
Class IS	3.61%	7.22%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.32%	0.54%
Lipper Alternative Credit Focus Funds Category Average[1]	3.26%	3.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2016 for Class A, Class C, Class FI, Class I and Class IS shares were 2.30%, 1.56%, 2.18%, 2.56% and 2.63%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated October 29, 2016 the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.60%, 2.33%, 1.64%, 1.31% and 1.22%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2016 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 303 funds for the six-month period and among the 279 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Macro Opportunities Fund 2016 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its allocation to emerging markets debt. Within the asset class, the Fund’s exposure to Brazilian sovereign debt was the most beneficial for results as their yields fell over the twelve-month period.

Duration and yield curve positioning were also positive for performance. In particular, having an overall long U.S. duration and curve flattening position were significant contributors to results as U.S. Treasury yields generally declined and the yield curve flattened over the period.

The Fund’s allocation to investment-grade corporate bonds was additive for results. This was mainly driven by the Fund’s holdings in the Energy, Financial and Communications1 sectors.

The Fund’s emerging markets foreign exchange exposure was a small contributor to performance overall. In particular, having short positions in the Colombian peso, offshore Chinese yuan and Korean won were beneficial as they all weakened versus the U.S. dollar. In developed countries, a short position in the euro was a positive for results as it depreciated versus the U.S. dollar. A long position in the Australian dollar was rewarded as it strengthened versus the U.S. dollar over the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was its developed markets foreign exchange exposures. In particular, a short position in the Japanese yen was negative for results as it strengthened versus the U.S. dollar. Among emerging market currencies, a long position in the Mexican peso was a headwind for performance as it weakened versus the U.S. dollar.

Thank you for your investment in Western Asset Macro Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2016

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield (“junk”) bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and the possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified and may invest its assets in a

[1]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

4	Western Asset Macro Opportunities Fund 2016 Annual Report

limited number of issuers or strategies. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2016 were: Corporate Bonds & Notes (35.0%), Sovereign Bonds (23.2%), U.S. Government & Agency Obligations (15.9%), Non-U.S. Treasury Inflation Protected Securities (6.7%) and Collateralized Mortgage Obligations (3.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of Net Assets.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[x]

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

Western Asset Macro Opportunities Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and October 31, 2015 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Macro Opportunities Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.42%	$1,000.00	$1,034.20	1.61%	$8.23	Class A	5.00%	$1,000.00	$1,017.04	1.61%	$8.16
Class C	3.07	1,000.00	1,030.70	2.33	11.89	Class C	5.00	1,000.00	1,013.42	2.33	11.79
Class FI	3.42	1,000.00	1,034.20	1.65	8.44	Class FI	5.00	1,000.00	1,016.84	1.65	8.36
Class I	3.61	1,000.00	1,036.10	1.33	6.81	Class I	5.00	1,000.00	1,018.45	1.33	6.75
Class IS	3.61	1,000.00	1,036.10	1.23	6.30	Class IS	5.00	1,000.00	1,018.95	1.23	6.24

Western Asset Macro Opportunities Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Western Asset Macro Opportunities Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/16	6.79%	6.04%	6.76%	7.15%	7.22%
Inception*through 10/31/16	7.13	6.35	7.08	7.38	7.46

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/16	2.28%	5.05%	6.76%	7.15%	7.22%
Inception*through 10/31/16	5.69	6.35	7.08	7.38	7.46

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/30/13 through 10/31/16)	24.43%
Class C (Inception date of 8/30/13 through 10/31/16)	21.56
Class FI (Inception date of 8/30/13 through 10/31/16)	24.24
Class I (Inception date of 8/30/13 through 10/31/16)	25.34
Class IS (Inception date of 8/30/13 through 10/31/16)	25.65

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is August 30, 2013.

Western Asset Macro Opportunities Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Western Asset Macro Opportunities Fund vs. BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2016

Value of $1,000,000 invested in

Class I and IS Shares of Western Asset Macro Opportunities Fund vs. BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2016

10	Western Asset Macro Opportunities Fund 2016 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Western Asset Macro Opportunities Fund on August 30, 2013 (inception date), assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index. The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset Macro Opportunities Fund 2016 Annual Report	11

Spread duration (unaudited)

Economic exposure — October 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

12	Western Asset Macro Opportunities Fund 2016 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

Western Asset Macro Opportunities Fund 2016 Annual Report	13

Schedule of investments

October 31, 2016

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 35.0%
Consumer Discretionary — 2.6%
Auto Components — 0.2%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	200,000		$206,500
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	450,000		453,937
IHO Verwaltungs GmbH, Senior Secured Bonds	4.125%	9/15/21	420,000		429,975	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	420,000		418,950	(a)(b)
Total Auto Components					1,509,362
Diversified Consumer Services — 0.1%
Wesleyan University, Bonds	4.781%	7/1/2116	680,000		699,097
Hotels, Restaurants & Leisure — 0.3%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	130,000		135,850	(a)
Whitbread Group PLC, Senior Bonds	3.375%	10/16/25	2,032,000	GBP	2,645,523	(c)
Total Hotels, Restaurants & Leisure					2,781,373
Household Durables — 0.2%
Newell Brands Inc., Senior Notes	4.200%	4/1/26	590,000		637,503
PulteGroup Inc., Senior Notes	6.375%	5/15/33	320,000		330,400
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	190,000		186,675	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	300,000		295,500	(a)
Total Household Durables					1,450,078
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	350,000		408,390
Netflix Inc., Senior Bonds	5.500%	2/15/22	320,000		346,400
Netflix Inc., Senior Bonds	5.875%	2/15/25	530,000		587,637
Total Internet & Direct Marketing Retail					1,342,427
Media — 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	290,000		297,975	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	4,750,000		5,123,117	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	3,280,000		3,910,934	(a)
Comcast Corp., Senior Notes	6.500%	11/15/35	640,000		861,536
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	870,000		965,700
DISH DBS Corp., Senior Notes	5.875%	11/15/24	710,000		714,881
Time Warner Cable LLC, Debentures	7.300%	7/1/38	190,000		239,730
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	200,000		234,700
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	450,000		492,852
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.250%	1/15/26	300,000		296,910	(a)
Total Media					13,138,335

See Notes to Financial Statements.

14	Western Asset Macro Opportunities Fund 2016 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Multiline Retail — 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,140,000		$1,214,100
Specialty Retail — 0.0%
PetSmart Inc., Senior Notes	7.125%	3/15/23	260,000		272,025	(a)
Total Consumer Discretionary					22,406,797
Consumer Staples — 1.9%
Beverages — 1.2%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	3,800,000		3,998,595
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	210,000		232,793
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	3,980,000		4,551,277
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	210,000		229,950
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	920,000		1,087,363	(a)
Total Beverages					10,099,978
Food Products — 0.4%
Fonterra Cooperative Group Ltd., Senior Notes	3.600%	1/29/19	1,000,000	CNY	146,585	(c)
Kraft Heinz Foods Co., Senior Notes	4.125%	7/1/27	2,140,000	GBP	2,928,302	(c)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	630,000		706,313
Total Food Products					3,781,200
Tobacco — 0.3%
Reynolds American Inc., Senior Notes	6.150%	9/15/43	400,000		510,517
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,520,000		1,889,825
Total Tobacco					2,400,342
Total Consumer Staples					16,281,520
Energy — 7.0%
Energy Equipment & Services — 0.5%
Halliburton Co., Senior Bonds	3.800%	11/15/25	970,000		1,009,072
Halliburton Co., Senior Notes	4.850%	11/15/35	1,250,000		1,349,390
Halliburton Co., Senior Notes	5.000%	11/15/45	1,590,000		1,737,151
Pride International Inc., Senior Notes	6.875%	8/15/20	540,000		549,450
Total Energy Equipment & Services					4,645,063
Oil, Gas & Consumable Fuels — 6.5%
Anadarko Petroleum Corp., Senior Notes	3.450%	7/15/24	490,000		486,786
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	670,000		761,651
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	1,260,000		1,186,167
Apache Corp., Senior Notes	4.750%	4/15/43	1,060,000		1,107,029
Apache Corp., Senior Notes	4.250%	1/15/44	2,260,000		2,229,391
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	440,000		242,000	*(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,170,000		1,143,675	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	15

Schedule of investments (cont’d)

October 31, 2016

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	80,000	$75,600
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	130,000	118,950
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	60,000	51,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	980,000	847,700
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,310,000	1,339,475
DCP Midstream LLC, Senior Notes	6.450%	11/3/36	140,000	145,600	(a)
DCP Midstream LLC, Senior Notes	6.750%	9/15/37	760,000	794,200	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,950,000	2,235,211
Devon Energy Corp., Senior Notes	5.600%	7/15/41	30,000	31,054
Devon Energy Corp., Senior Notes	5.000%	6/15/45	540,000	522,624
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	2,600,000	2,476,500
Ecopetrol SA, Senior Notes	5.875%	9/18/23	2,310,000	2,477,475
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,470,000	2,492,230
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,902,000	1,678,515
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	670,000	525,950
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,090,000	741,200
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,210,000	1,305,701
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	950,000	976,125
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	930,000	890,475	(a)
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,040,000	1,246,977
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	540,000	538,863
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	540,000	556,745
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	390,000	395,432
Laredo Petroleum Inc., Senior Notes	7.375%	5/1/22	340,000	350,200
Magnum Hunter Resources Corp. Escrow	—	—	1,610,000	0	*(e)(f)(g)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	240,000	207,000	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	460,000	379,500	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	190,000	155,800	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	1,060,000	1,108,603
MPLX LP, Senior Notes	4.875%	6/1/25	500,000	521,575
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	390,000	387,563
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	220,000	217,800
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	1,070,000	1,168,644
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	610,000	648,887	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	520,000	460,694
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	1,780,000	1,398,546

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2016 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	2,020,000		$1,858,400
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	450,000		382,500
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,050,000		2,899,025
QEP Resources Inc., Senior Notes	5.250%	5/1/23	370,000		363,525
Range Resources Corp., Senior Notes	5.000%	3/15/23	200,000		193,500	(a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	870,000		831,294
Rice Energy Inc., Senior Notes	6.250%	5/1/22	470,000		478,225
Rice Energy Inc., Senior Notes	7.250%	5/1/23	490,000		519,400
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,180,000		1,230,150	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	190,000		200,213
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	515,000		478,950	(e)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	350,000		299,250	(e)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,170,000		2,330,569	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	440,000		352,000	(a)(e)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	2,090,000		2,027,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.750%	3/15/24	820,000		877,400
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,175,000		1,195,562	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,350,000		1,712,078	(a)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,210,000		1,306,800
Total Oil, Gas & Consumable Fuels					56,161,254
Total Energy					60,806,317
Financials — 14.9%
Banks — 12.5%
Agricultural Development Bank of China Co., Ltd., Senior Bonds	3.280%	1/16/17	4,500,000	CNY	663,489	(c)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	11/16/16	1,400,000		1,148,000	(h)(i)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Bonds	9.000%	5/9/18	1,800,000		1,869,750	(c)(h)(i)
Banco Santander SA, Junior Subordinated Bonds	6.375%	5/19/19	2,000,000		1,850,624	(c)(h)(i)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	4,490,000		4,690,972	(h)(i)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	950,000		927,437	(h)(i)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	4,080,000		4,273,800	(h)(i)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	940,000		1,019,900	(h)(i)
Bank of America Corp., Senior Notes	5.000%	1/21/44	3,070,000		3,515,414
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	3,170,000		3,330,751
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	410,000		457,663
BNP Paribas SA, Junior Subordinated Notes	7.625%	3/30/21	1,320,000		1,379,400	(a)(h)(i)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	17

Schedule of investments (cont’d)

October 31, 2016

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	690,000	$708,112	(a)(h)(i)
CIT Group Inc., Senior Notes	5.500%	2/15/19	635,000	668,338	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,695,000	1,807,294
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,840,000	1,959,784
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	1,910,000	1,883,737	(h)(i)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,720,000	1,760,850	(h)(i)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	12,960,000	13,251,600	(h)(i)
Citigroup Inc., Senior Notes	8.125%	7/15/39	791,000	1,206,293
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,180,000	1,291,105
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	1,910,000	2,038,335
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,590,000	1,675,243
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	2,360,000	2,603,052
Compass Bank, Subordinated Notes	3.875%	4/10/25	490,000	475,958
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	1,990,000	2,396,489
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,030,000	1,106,055	(a)(h)(i)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	570,000	568,011	(h)(i)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	860,000	863,225	(h)(i)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,330,000	1,414,567
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,090,000	1,118,615
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	200,000	185,596	(a)
Lloyds Banking Group PLC, Subordinated Notes	5.300%	12/1/45	2,550,000	2,691,130	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	1,430,000	1,422,850	(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	1,370,000	1,446,506
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,080,000	1,119,447
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	400,000	412,894
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	11,890,000	11,771,694
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	680,000	677,702	(a)
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,800,000	1,788,804	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	3,610,000	3,755,819	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/1/16	11,260,000	11,274,075	(h)(i)
Wells Fargo & Co., Senior Notes	3.550%	9/29/25	2,290,000	2,376,851
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	2,960,000	3,145,855
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	520,000	537,480
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	1,420,000	1,424,253
Total Banks				107,954,819
Capital Markets — 1.4%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	3,700,000	3,886,103

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2016 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	12/1/16	149,000	$122,553	(h)(i)
Goldman Sachs Capital III, Junior Subordinated Bonds	4.000%	12/1/16	96,000	77,905	(h)(i)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	570,000	626,898
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	610,000	638,227
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,700,000	2,144,106
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	4,590,000	4,959,155
Total Capital Markets				12,454,947
Consumer Finance — 0.1%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	240,000	286,800
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	960,000	1,038,288
Total Consumer Finance				1,325,088
Diversified Financial Services — 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	333,000	347,569
ILFC E-Capital Trust I, Junior Subordinated Notes	4.000%	12/21/65	740,000	590,150	(a)(h)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	640,000	704,819
Toll Road Investors Partnership II LP, Senior Bonds	0.000%	2/15/38	200,000	51,329	(a)
Toll Road Investors Partnership II LP, Senior Notes	0.000%	2/15/24	1,020,000	659,855	(a)
Total Diversified Financial Services				2,353,722
Insurance — 0.5%
Chubb INA Holdings Inc., Senior Notes	4.350%	11/3/45	1,060,000	1,183,295
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	2,670,000	2,969,400	(a)
Total Insurance				4,152,695
Thrifts & Mortgage Finance — 0.1%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	620,000	612,250	(a)
Total Financials				128,853,521
Health Care — 2.1%
Health Care Equipment & Supplies — 0.2%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,420,000	1,214,100
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,170,000	1,073,475	(a)
Total Health Care Equipment & Supplies				2,287,575
Health Care Providers & Services — 0.4%
Centene Corp., Senior Notes	5.625%	2/15/21	170,000	178,332
Centene Corp., Senior Notes	4.750%	5/15/22	120,000	121,800
Centene Corp., Senior Notes	6.125%	2/15/24	180,000	191,700
Centene Corp., Senior Notes	4.750%	1/15/25	200,000	199,125

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	19

Schedule of investments (cont’d)

October 31, 2016

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
DaVita Inc., Senior Notes	5.000%	5/1/25	820,000		$791,300
HCA Inc., Senior Bonds	5.375%	2/1/25	140,000		142,898
HCA Inc., Senior Notes	5.875%	2/15/26	440,000		462,000
HCA Inc., Senior Secured Notes	5.250%	6/15/26	80,000		83,600
New York and Presbyterian Hospital, Bonds	4.063%	8/1/56	300,000		307,455
New York and Presbyterian Hospital, Bonds	4.763%	8/1/2116	20,000		20,558
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,050,000		1,008,000
Total Health Care Providers & Services					3,506,768
Pharmaceuticals — 1.5%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	70,000		72,276
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	270,000		233,550	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	2,770,000		2,389,125	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	840,000		747,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,440,000		1,130,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	2,920,000		2,299,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	7,560,000		5,972,400	(a)
Total Pharmaceuticals					12,844,851
Total Health Care					18,639,194
Industrials — 0.9%
Aerospace & Defense — 0.0%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	180,000		175,050	(a)
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,930,000		2,007,200	(a)
Airlines — 0.2%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	410,066		429,031	(a)
Manchester Airport Group Funding PLC, Senior Secured Notes	4.125%	4/2/24	750,000	GBP	1,051,569	(c)
Total Airlines					1,480,600
Commercial Services & Supplies — 0.2%
United Rentals North America Inc., Senior Notes	6.125%	6/15/23	690,000		721,050
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	410,000		425,375
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	310,000		315,766
Total Commercial Services & Supplies					1,462,191
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	5.875%	1/14/38	870,000		1,136,302
Road & Rail — 0.2%
Eversholt Funding PLC, Senior Secured Notes	6.359%	12/2/25	820,000	GBP	1,321,313
Total Industrials					7,582,656

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2016 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 1.2%
IT Services — 0.1%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	290,000	$134,850	(a)(e)
First Data Corp., Senior Notes	7.000%	12/1/23	800,000	838,000	(a)
Total IT Services				972,850
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	1,640,000	1,607,200	(a)
Software — 0.2%
Microsoft Corp., Senior Notes	3.700%	8/8/46	1,500,000	1,465,758
Technology Hardware, Storage & Peripherals — 0.7%
Apple Inc., Senior Notes	3.850%	8/4/46	1,630,000	1,587,271
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	3.480%	6/1/19	2,510,000	2,575,257	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	2,080,000	2,175,071	(a)
Total Technology Hardware, Storage & Peripherals				6,337,599
Total Information Technology				10,383,407
Materials — 1.1%
Chemicals — 0.1%
Westlake Chemical Corp., Senior Notes	4.625%	2/15/21	480,000	501,595	(a)
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	680,000	686,800	(a)
Metals & Mining — 0.9%
Arconic Inc., Senior Notes	5.870%	2/23/22	780,000	833,976
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	2,440,000	2,763,300	(a)(h)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	510,000	591,600	(a)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	2,370,000	2,340,375
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	1,500,000	1,507,500	(a)
Total Metals & Mining				8,036,751
Total Materials				9,225,146
Telecommunication Services — 2.2%
Diversified Telecommunication Services — 1.8%
AT&T Inc., Senior Notes	4.500%	5/15/35	1,880,000	1,866,255
CenturyLink Inc., Senior Notes	5.625%	4/1/25	440,000	412,500
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	360,000	272,925
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	480,000	495,600
Telefonica Emisiones SAU, Senior Notes	4.570%	4/27/23	700,000	766,297
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	1,590,000	2,010,398
Verizon Communications Inc., Senior Notes	5.050%	3/15/34	1,280,000	1,388,997

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	21

Schedule of investments (cont’d)

October 31, 2016

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	2,953,000		$3,869,301
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	170,000		180,060
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	4,058,000		4,184,297
Total Diversified Telecommunication Services					15,446,630
Wireless Telecommunication Services — 0.4%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	870,000		896,100	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	80,000		81,200
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	540,000		594,000	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,430,000		1,415,700
Sprint Corp., Senior Notes	7.625%	2/15/25	650,000		628,875
Total Wireless Telecommunication Services					3,615,875
Total Telecommunication Services					19,062,505
Utilities — 1.1%
Electric Utilities — 0.7%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	1,680,000		2,003,207	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	3,150,000		4,095,699
Total Electric Utilities					6,098,906
Independent Power and Renewable Electricity Producers — 0.4%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	4,871,472		3,848,463
Total Utilities					9,947,369
Total Corporate Bonds & Notes (Cost — $294,507,221)					303,188,432
Asset-Backed Securities — 2.5%
Aegis Asset Backed Securities Trust, 2003-3 M2	3.009%	1/25/34	680,849		625,181	(h)
CGBAM, 2016 IMC E	7.920%	11/15/21	4,350,000		4,350,000	(a)(g)
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 M1	0.804%	8/25/36	760,000		631,366	(h)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	1,790,000		1,753,484	(a)(e)(g)
EMC Mortgage Loan Trust, 2005-A M1	1.175%	5/25/43	390,000		329,217	(a)(h)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	288,000	EUR	324,056	(a)(e)(g)
Nelnet Student Loan Trust, 2008-3 A4	2.475%	11/25/24	2,257,850		2,261,500	(h)
Park Place Securities Inc., Pass -Through Certificates, 2005-WHQ4 M2	1.024%	9/25/35	1,160,000		991,396	(h)
Residential Asset Mortgage Products Inc., 2006-RZ3 M1	0.884%	8/25/36	2,160,000		1,756,975	(h)
SLM Student Loan Trust, 2006-1 A5	0.992%	7/26/21	2,020,000		1,925,650	(h)
SLM Student Loan Trust, 2008-4 A4	2.532%	7/25/22	1,572,455		1,582,084	(h)
SLM Student Loan Trust, 2008-5 A4	2.582%	7/25/23	1,554,182		1,563,052	(h)
Wells Fargo Home Equity Trust, 2005-3 M7	1.684%	11/25/35	4,109,000		3,281,224	(h)
Total Asset-Backed Securities (Cost — $21,300,197)					21,375,185

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2016 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 3.5%
American Home Mortgage Assets, 2006-6 A1A	0.724%	12/25/46	749,326	$502,755	(h)
Banc of America Alternative Loan Trust, 2005-4 CB7, IO	4.566%	5/25/35	812,552	96,530	(e)(h)
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.647%	4/10/49	1,060,000	989,373	(h)
Banc of America Funding Corp., 2015-R4 6A3	0.674%	8/27/36	3,150,000	2,063,250	(a)(h)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	9.014%	12/15/19	1,000,000	965,137	(a)(h)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.210%	6/11/50	250,000	243,084	(h)
BLCP Hotel Trust, 2014-CLMZ M	6.263%	8/15/29	986,790	974,587	(a)(h)
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	5.066%	5/25/37	4,109,519	763,161	(e)(h)
Countrywide Alternative Loan Trust, 2005-J04 M2	1.174%	7/25/35	500,000	445,719	(h)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.178%	6/15/38	688,620	413,172	(h)
Credit Suisse Mortgage Trust, 2007-C3 AJ	5.690%	6/15/39	450,000	371,983	(h)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.725%	6/27/46	798,214	758,574	(a)(h)
Credit Suisse Mortgage Trust, 2015-8R 2A1	4.500%	6/27/36	2,685,367	2,697,329	(a)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	1,000,000	968,750	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ2 B	8.484%	5/25/25	1,608,779	1,679,747	(h)
Federal National Mortgage Association (FNMA), 2014-M8 SA, IO	4.379%	5/25/18	8,881,724	124,570	(h)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2	5.784%	10/25/23	1,140,000	1,254,141	(h)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2	4.934%	1/25/24	400,000	423,882	(h)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 2M2	5.534%	7/25/25	1,870,000	1,989,267	(a)(h)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	120,000	75,200	(h)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22	0.714%	7/25/47	1,775,459	1,119,652	(h)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	3.369%	6/25/36	385,835	287,675	(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.925%	4/17/45	540,000	419,859	(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,110,000	840,413
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	270,000	200,407	(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	691,000	525,146	(h)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.245%	9/15/45	270,000	235,354	(h)
Lehman Mortgage Trust, 2006-8 4A2, IO	7.216%	12/25/36	1,108,071	339,435	(e)(h)
Lehman Mortgage Trust, 2006-9 3A2, IO	6.696%	1/25/37	1,523,691	493,535	(e)(h)
Lehman Mortgage Trust, 2007-2 2A12, IO	6.156%	2/25/37	1,081,209	332,382	(e)(h)
Lehman Mortgage Trust, 2007-4 2A2, IO	6.136%	5/25/37	3,179,265	1,053,772	(e)(h)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	23

Schedule of investments (cont’d)

October 31, 2016

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	975,000	$792,636	(h)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.177%	9/12/49	260,000	197,601	(h)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,070,000	819,888
Morgan Stanley Re-remic Trust, 2015-R6 1B	0.785%	7/26/45	2,297,104	914,259	(a)(h)
Nomura Resecuritization Trust, 2015-6R 3A5	0.715%	5/26/46	2,300,000	1,342,366	(a)(h)
Residential Accredit Loans Inc., 2006-QS7 A5, IO	5.066%	6/25/36	1,514,995	273,139	(e)(h)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	245,225	231,698
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.016%	2/25/36	2,553,190	533,833	(e)(h)
Sequoia Mortgage Trust, 2004-3 M1	1.276%	5/20/34	281,268	261,687	(h)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	5.284%	10/25/24	460,000	490,507	(h)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.885%	5/10/63	310,000	203,194	(a)(h)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.885%	5/10/63	550,000	251,144	(a)(h)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-4 CB9	0.934%	6/25/35	203,006	152,777	(h)
Total Collateralized Mortgage Obligations (Cost — $31,802,633)				30,112,570
Mortgage-Backed Securities — 0.1%
FNMA — 0.1%
Federal National Mortgage Association (FNMA) (Cost — $949,535)	3.500%	11/14/46	900,000	944,860	(j)
Municipal Bonds — 0.8%
Alabama — 0.1%
Jefferson County, AL, Sewer Revenue, Subordinated Lien Warrants	6.500%	10/1/53	700,000	861,343
California — 0.1%
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Taxable, AGM	5.500%	3/1/33	710,000	784,238
Illinois — 0.3%
Illinois State, GO	5.100%	6/1/33	1,930,000	1,844,810
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	1,050,000	1,020,022
Total Illinois				2,864,832
Michigan — 0.1%
Michigan State Finance Authority Revenue, Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/27	450,000	531,072
New Jersey — 0.1%
New Jersey State Transportation Trust Fund Authority Revenue, Build America Bonds	6.561%	12/15/40	820,000	975,472
New York — 0.1%
Port Authority of New York & New Jersey, Taxable	4.823%	6/1/45	840,000	916,465
Total Municipal Bonds (Cost — $6,684,448)				6,933,422

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2016 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 6.7%
France — 0.9%
Republic of France, Bonds	1.800%	7/25/40	4,727,322	EUR	$7,848,031	(c)
Japan — 5.8%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,890,700,000	JPY	18,849,307
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	946,200,000	JPY	9,523,354
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/26	2,174,691,540	JPY	21,950,138
Total Japan					50,322,799
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $57,661,299)					58,170,830
Senior Loans — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Magnum Hunter Resources Inc., Exit Term Loan (Cost — $149,275)	8.000%	5/6/19	153,133		151,602	(e)(k)(l)
Sovereign Bonds — 23.2%
Argentina — 1.4%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	850,000		941,375	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	1,970,000		2,024,175	(a)
Republic of Argentina, Senior Notes	6.875%	4/22/21	2,370,000		2,564,340	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	1,870,000		2,042,975	(a)
Republic of Argentina, Senior Notes	8.280%	12/31/33	2,874,178		3,223,391
Republic of Argentina, Senior Notes	7.625%	4/22/46	1,040,000		1,135,680	(a)
Total Argentina					11,931,936
Brazil — 2.8%
Federative Republic of Brazil, Notes	10.000%	1/1/21	23,349,000	BRL	7,029,775
Federative Republic of Brazil, Notes	10.000%	1/1/23	8,956,000	BRL	2,648,586
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	14,720,000		12,990,400
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,730,000		1,712,700
Total Brazil					24,381,461
China — 1.1%
China Government Bond, Senior Bonds	4.000%	5/22/24	2,000,000	CNY	311,742	(c)
China Government Bond, Senior Bonds	3.380%	11/21/24	11,000,000	CNY	1,647,530	(c)
China Government Bond, Senior Bonds	3.390%	5/21/25	9,000,000	CNY	1,347,993	(c)
China Government Bond, Senior Bonds	3.310%	11/30/25	10,500,000	CNY	1,564,098	(c)
China Government Bond, Senior Bonds	3.480%	6/29/27	23,500,000	CNY	3,526,458	(c)
China Government Bond, Senior Bonds	3.600%	6/27/28	2,000,000	CNY	301,595	(c)
China Government Bond, Senior Bonds	4.290%	5/22/29	5,000,000	CNY	801,227	(c)
Total China					9,500,643

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	25

Schedule of investments (cont’d)

October 31, 2016

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Colombia — 0.9%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	7,356,000		$8,036,430
Ecuador — 0.2%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	2,000,000		2,115,000	(a)
Indonesia — 0.9%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	3,359,000,000	IDR	273,897
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	90,990,000,000	IDR	7,304,723
Total Indonesia					7,578,620
Italy — 6.3%
Italy Buoni Poliennali Del Tesoro, Bonds	2.000%	12/1/25	30,210,000	EUR	34,474,634
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	6,705,000	EUR	10,486,605	(c)
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.250%	9/1/46	7,760,000	EUR	9,474,782	(c)
Total Italy					54,436,021
Mexico — 6.5%
United Mexican States, Senior Bonds	7.750%	11/23/34	35,420,000	MXN	2,075,386
United Mexican States, Senior Bonds	7.750%	11/13/42	894,895,400	MXN	53,012,929
United Mexican States, Senior Notes	3.600%	1/30/25	1,390,000		1,417,800
Total Mexico					56,506,115
Russia — 3.1%
Russian Federal Bond, Bonds	8.150%	2/3/27	1,729,642,000	RUB	26,815,470
Total Sovereign Bonds (Cost — $215,295,533)					201,301,696
U.S. Government & Agency Obligations — 15.9%
U.S. Government Obligations — 15.9%
U.S. Treasury Bonds	2.875%	5/15/43	220,000		233,526
U.S. Treasury Bonds	3.625%	2/15/44	11,710,000		14,231,772
U.S. Treasury Bonds	2.500%	2/15/45	6,690,000		6,573,447
U.S. Treasury Bonds	3.000%	5/15/45	5,900,000		6,405,188
U.S. Treasury Notes	1.125%	9/30/21	60,570,000		59,997,432
U.S. Treasury Notes	1.375%	9/30/23	3,070,000		3,021,552
U.S. Treasury Notes	1.500%	10/31/23	45,680,000		45,678,218
U.S. Treasury Notes	1.500%	8/15/26	1,440,000		1,397,025
Total U.S. Government & Agency Obligations (Cost — $135,890,631)					137,538,160
U.S. Treasury Inflation Protected Securities — 1.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	357,762		423,583
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	494,910		650,968
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	1,833,314		1,844,757
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	640,714		742,144
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	9,138,065		9,844,383
Total U.S. Treasury Inflation Protected Securities (Cost — $12,594,229)					13,505,835

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2016 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate		Shares	Value
Common Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Magnum Hunter Resources Corp. (Cost — $1,874,558)			85,291	$1,023,492	*(e)(g)
Preferred Stocks — 0.0%
Financials — 0.0%
Consumer Finance — 0.0%
GMAC Capital Trust I (Cost — $398,161)	6.691%		15,225	388,694	(h)

		Expiration Date	Contracts/ Notional Amount†
Purchased Options — 0.3%
Australian 10-Year Notes Futures, Put @ 97.00 AUD		12/14/16	274	10,422	(g)
Euro Currency Futures, Call @ $1.10		12/9/16	26	36,725
Euro Currency Futures, Call @ $1.12		12/9/16	52	29,250
Euro Currency Futures, Call @ $1.14		11/4/16	26	163
Euro Currency Futures, Call @ $1.14		12/9/16	78	15,600
Euro Currency Futures, Put @ $1.11		12/9/16	51	118,575
Euro Bobl Futures, Put @ 130.25 EUR		11/25/16	162	7,113
Euro Bobl Futures, Put @ 129.25 EUR		11/25/16	298	1,636
Euro Bund Futures, Call @ 170.00 EUR		11/25/16	1,124	12,339
Euro Bund Futures, Put @ 169.50 EUR		11/25/16	257	2,821
Japanese Yen Futures, Call @ $97.00		12/9/16	43	41,387
Japanese Yen Futures, Put @ $94.00		3/3/17	26	50,375
Japanese Yen Futures, Put @ $98.00		11/4/16	133	428,925
Japanese Yen Futures, Put @ $98.00		12/9/16	9	34,650
Japanese Yen Futures, Put @ $99.00		11/4/16	181	805,450
U.S. Dollar/Japanese Yen, Call @ 105.00 JPY		2/21/17	7,993,591	175,907
U.S. Treasury 5-Year Notes Futures, Call @ $120.75		11/25/16	102	38,250
U.S. Treasury 5-Year Notes Futures, Call @ $121.00		11/25/16	335	86,367
U.S. Treasury 5-Year Notes Futures, Call @ $121.25		11/25/16	324	53,156
U.S. Treasury 5-Year Notes Futures, Put @ $116.75		11/25/16	2,234	8,936
U.S. Treasury 5-Year Notes Futures, Put @ $117.00		11/25/16	4,139	16,556
U.S. Treasury 5-Year Notes Futures, Put @ $117.25		11/25/16	396	1,584
U.S. Treasury 5-Year Notes Futures, Put @ $117.50		11/25/16	2,167	8,668
U.S. Treasury 5-Year Notes Futures, Put @ $118.00		11/25/16	403	3,149
U.S. Treasury 5-Year Notes Futures, Put @ $118.25		11/25/16	11	172
U.S. Treasury 10-Year Notes Futures, Call @ $130.25		11/4/16	52	6,500
U.S. Treasury 10-Year Notes Futures, Call @ $130.50		11/25/16	35	9,844

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	27

Schedule of investments (cont’d)

October 31, 2016

Western Asset Macro Opportunities Fund

Security		Expiration Date	Contracts/ Notional Amount†	Value
Purchased Options — continued
U.S. Treasury 10-Year Notes Futures, Call @ $131.00		12/23/16	269	$67,250
U.S. Treasury 10-Year Notes Futures, Call @ $135.25		11/25/16	490	3,430
U.S. Treasury 10-Year Notes Futures, Call @ $136.00		12/23/16	198	6,188
U.S. Treasury 10-Year Notes Futures, Call @ $136.50		11/25/16	309	2,163
U.S. Treasury 10-Year Notes Futures, Call @ $136.50		12/23/16	854	26,687
U.S. Treasury 10-Year Notes Futures, Call @ $138.00		11/25/16	825	5,775
U.S. Treasury 10-Year Notes Futures, Call @ $138.50		11/25/16	1,321	9,247
U.S. Treasury 10-Year Notes Futures, Call @ $139.00		11/25/16	538	3,766
U.S. Treasury 10-Year Notes Futures, Call @ $141.00		11/25/16	3,500	24,500
U.S. Treasury 10-Year Notes Futures, Call @ $149.50		11/25/16	254	1,778
U.S. Treasury 10-Year Notes Futures, Call @ $162.00		11/25/16	17	119
U.S. Treasury 10-Year Notes Futures, Call @ $163.00		11/25/16	13	91
U.S. Treasury 10-Year Notes Futures, Put @ $131.00		11/25/16	102	157,781
U.S. Treasury Long-Term Bonds Futures, Call @ $163.00		11/25/16	26	43,062
U.S. Treasury Long-Term Bonds Futures, Call @ $167.00		11/25/16	102	39,844
U.S. Treasury Long-Term Bonds Futures, Call @ $179.00		12/23/16	315	19,688
U.S. Treasury Long-Term Bonds Futures, Put @ $140.00		11/25/16	250	1,750
U.S. Treasury Long-Term Bonds Futures, Put @ $149.00		11/25/16	2,050	14,350
U.S. Treasury Long-Term Bonds Futures, Put @ $151.50		11/25/16	157	4,906
U.S. Treasury 10-Year Ultra Notes Futures, Call @ $164.00		11/25/16	513	3,591
U.S. Treasury Ultra Long-Term Bonds Futures, Put @ $150.50		11/25/16	498	3,486
U.S. Treasury Ultra Long-Term Bonds Futures, Put @ $153.00		11/25/16	498	3,486
Total Purchased Options (Cost — $2,163,305)				2,447,458
Total Investments before Short-Term Investments (Cost — $781,271,025)				777,082,236

	Rate		Shares
Short-Term Investments — 4.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $36,582,463)	0.251%		36,582,463	36,582,463
Total Investments — 93.9% (Cost — $817,853,488#)				813,664,699
Other Assets in Excess of Liabilities — 6.1%				52,737,803
Total Net Assets — 100.0%				$866,402,502

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

28	Western Asset Macro Opportunities Fund 2016 Annual Report

Western Asset Macro Opportunities Fund

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	The coupon payment on these securities is currently in default as of October 31, 2016.

(e)	Illiquid security (unaudited).

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At October 31, 2016, the Fund held TBA securities with a total cost of $949,535 (See Note 1).

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is $819,900,947.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
AUD	— Australian Dollar
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
GO	— General Obligation
IDR	— Indonesian Rupiah
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
RUB	— Russian Ruble

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts/ Notional Amount	Value
Australian Dollar Futures, Call	12/9/16	$78.00	6	$1,560
Australian Dollar Futures, Call	12/9/16	77.00	46	23,920
British Pound Futures, Call	12/9/16	125.00	14	6,475
British Pound Futures, Put	12/9/16	120.00	125	61,719
Canadian Dollar Futures, Call	12/9/16	78.00	31	1,860

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	29

Schedule of investments (cont’d)

October 31, 2016

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price		Contracts/ Notional Amount	Value
Canadian Dollar Futures, Call	12/9/16	$77.00		136	$20,400
Euro Bund Futures, Call	11/25/16	163.00	EUR	158	88,457
Euro Bund Futures, Put	11/25/16	162.00	EUR	103	93,847
Japanese Yen Futures, Call	11/4/16	100.00		52	650
Japanese Yen Futures, Call	11/4/16	98.50		62	1,937
Japanese Yen Futures, Call	11/4/16	98.00		83	4,150
Japanese Yen Futures, Call	12/9/16	99.00		180	83,250
Japanese Yen Futures, Put	11/4/16	95.50		26	16,900
Japanese Yen Futures, Put	11/4/16	96.00		32	33,200
Japanese Yen Futures, Put	11/4/16	97.00		26	53,300
Japanese Yen Futures, Put	11/4/16	95.00		185	69,375
Japanese Yen Futures, Put	11/4/16	98.50		205	786,688
Japanese Yen Futures, Put	12/9/16	94.00		5	4,312
Japanese Yen Futures, Put	12/9/16	93.00		67	33,500
Japanese Yen Futures, Put	12/9/16	96.00		52	107,250
Japanese Yen Futures, Put	12/9/16	97.00		52	150,150
Japanese Yen Futures, Put	12/9/16	95.00		211	290,125
U.S. Treasury 5-Year Notes Futures, Call	11/25/16	121.75		52	2,844
U.S. Treasury 5-Year Notes Futures, Call	11/25/16	122.00		300	9,375
U.S. Treasury 5-Year Notes Futures, Call	11/25/16	121.50		260	26,406
U.S. Treasury 10-Year Notes Futures, Call	11/25/16	134.50		100	1,562
U.S. Treasury 10-Year Notes Futures, Call	11/25/16	134.00		151	2,359
U.S. Treasury 10-Year Notes Futures, Call	11/25/16	133.00		408	12,750
U.S. Treasury 10-Year Notes Futures, Call	11/25/16	131.50		306	28,687
U.S. Treasury 10-Year Notes Futures, Call	11/25/16	132.00		1,038	64,875
U.S. Treasury 10-Year Notes Futures, Call	11/25/16	130.00		158	71,594
U.S. Treasury 10-Year Notes Futures, Call	11/25/16	131.00		826	141,969
U.S. Treasury 10-Year Notes Futures, Call	12/23/16	130.50		191	68,641
U.S. Treasury 10-Year Notes Futures, Call	12/23/16	130.00		262	131,000
U.S. Treasury 10-Year Notes Futures, Put	11/25/16	127.50		100	9,375
U.S. Treasury 10-Year Notes Futures, Put	11/25/16	130.50		76	87,875
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	169.00		26	4,469
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	171.00		62	5,813
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	174.00		261	8,156
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	172.00		254	15,875
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	165.00		40	33,750
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	168.00		152	40,375

See Notes to Financial Statements.

30	Western Asset Macro Opportunities Fund 2016 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts/ Notional Amount	Value
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	$164.00	79	$95,047
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	170.00	1,071	133,875
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	166.00	266	153,781
U.S. Treasury Long-Term Bonds Futures, Call	12/23/16	170.00	233	65,531
U.S. Treasury Long-Term Bonds Futures, Call	12/23/16	168.00	132	66,000
U.S. Treasury Long-Term Bonds Futures, Put	11/25/16	166.00	13	50,172
U.S. Treasury Long-Term Bonds Futures, Put	11/25/16	160.00	118	95,875
U.S. Treasury Long-Term Bonds Futures, Put	11/25/16	168.00	25	138,672
U.S. Treasury Long-Term Bonds Futures, Put	11/25/16	162.00	126	187,031
Total Written Options (Premiums received — $5,857,562)				$3,686,759

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	31

Statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $817,853,488)	$813,664,699
Foreign currency, at value (Cost — $11,571,500)	11,385,934
Cash	192,099
Deposits with brokers for open futures contracts	12,782,352
Unrealized appreciation on forward foreign currency contracts	9,136,423
Interest receivable	8,449,298
Foreign currency collateral for open futures contracts, at value (Cost — $8,255,424)	8,316,591
Receivable from broker — variation margin on open futures contracts	7,283,314
Deposits with brokers for centrally cleared swap contracts	6,954,819
Receivable for Fund shares sold	1,936,893
OTC swaps, at value	1,036,182
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $696,937)	667,280
Receivable for securities sold	204,284
Principal paydown receivable	1,029
Prepaid expenses	73,012
Total Assets	882,084,209

Liabilities:
Payable for securities purchased	6,060,160
Written options, at value (premiums received — $5,857,562)	3,686,759
Payable for Fund shares repurchased	2,987,537
Unrealized depreciation on forward foreign currency contracts	1,583,455
Investment management fee payable	839,870
Payable to broker — variation margin on centrally cleared swaps	131,892
Service and/or distribution fees payable	44,510
Directors’ fees payable	2,089
Accrued expenses	345,435
Total Liabilities	15,681,707
Total Net Assets	$866,402,502

Net Assets:
Par value (Note 7)	$79,542
Paid-in capital in excess of par value	872,112,554
Undistributed net investment income	2,880,545
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	4,852,458
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(13,522,597)
Total Net Assets	$866,402,502

See Notes to Financial Statements.

32	Western Asset Macro Opportunities Fund 2016 Annual Report

Net Assets:
Class A	$64,282,352
Class C	$29,340,108
Class FI	$25,088,342
Class I	$567,343,186
Class IS	$180,348,514

Shares Outstanding:
Class A	5,909,032
Class C	2,734,192
Class FI	2,306,254
Class I	52,075,295
Class IS	16,517,477

Net Asset Value:
Class A (and redemption price)	$10.88
Class C*	$10.73
Class FI (and redemption price)	$10.88
Class I (and redemption price)	$10.89
Class IS (and redemption price)	$10.92
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.36

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	33

Statement of operations

For the Year Ended October 31, 2016

Investment Income:
Interest	$35,864,988
Dividends	29,824
Less: Foreign taxes withheld	(46,227)
Total Investment Income	35,848,585

Expenses:
Investment management fee (Note 2)	8,612,237
Transfer agent fees (Note 5)	536,229
Service and/or distribution fees (Notes 2 and 5)	517,323
Fees recaptured by investment manager (Note 2)	216,295
Custody fees	145,467
Registration fees	100,374
Fund accounting fees	73,367
Audit and tax fees	68,306
Legal fees	37,556
Shareholder reports	36,352
Commodity pool reports	32,500
Directors’ fees	24,644
Insurance	10,745
Commitment fees (Note 8)	7,746
Miscellaneous expenses	18,918
Total Expenses	10,438,059
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(13,859)
Net Expenses	10,424,200
Net Investment Income	25,424,385

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(27,388,251)
Futures contracts	(14,790,934)
Written options	46,812,681
Swap contracts	(9,790,905)
Foreign currency transactions	995,088
Net Realized Loss	(4,162,321)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	30,298,592
Futures contracts	(8,864,396)
Written options	1,643,219
Swap contracts	(4,325,760)
Foreign currencies	7,621,096
Change in Net Unrealized Appreciation (Depreciation)	26,372,751
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	22,210,430
Increase in Net Assets From Operations	$47,634,815

See Notes to Financial Statements.

34	Western Asset Macro Opportunities Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2016	2015

Operations:
Net investment income	$25,424,385	$17,735,942
Net realized gain (loss)	(4,162,321)	25,237,381
Change in net unrealized appreciation (depreciation)	26,372,751	(38,515,873)
Increase in Net Assets From Operations	47,634,815	4,457,450

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(21,000,024)	(9,500,023)
Net realized gains	(28,752,957)	(6,458,522)
Decrease in Net Assets From Distributions to Shareholders	(49,752,981)	(15,958,545)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	489,017,282	647,899,929
Reinvestment of distributions	38,580,383	13,046,098
Cost of shares repurchased	(435,203,896)	(224,779,330)
Increase in Net Assets From Fund Share Transactions	92,393,769	436,166,697
Increase in Net Assets	90,275,603	424,665,602

Net Assets:
Beginning of year	776,126,899	351,461,297
End of year*	$866,402,502	$776,126,899
*Includes undistributed net investment income of:	$2,880,545	$ 13,501,081

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	35

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2016	2015	2014	2013[2]

Net asset value, beginning of year	$10.89	$11.25	$10.46	$10.00

Income (loss) from operations:
Net investment income	0.33	0.32	0.34	0.01
Net realized and unrealized gain (loss)	0.36	(0.25)	0.74	0.45
Total income from operations	0.69	0.07	1.08	0.46

Less distributions from:
Net investment income	(0.28)	(0.25)	(0.09)	—
Net realized gains	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.70)	(0.43)	(0.29)	—

Net asset value, end of year	$10.88	$10.89	$11.25	$10.46
Total return[3]	6.79%	0.71%	10.61%	4.60%

Net assets, end of year (000s)	$64,282	$67,884	$54,624	$12

Ratios to average net assets:
Gross expenses	1.63%[4]	1.65%[4]	1.68%[4]	4.96%[5]
Net expenses[6]	1.63 [4]	1.65 [4,7]	1.32 [4,7]	1.65 [5,7]
Net investment income	3.14	2.96	3.13	0.51 [5]

Portfolio turnover rate	295%[8]	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 297% and 117% for the years ended October 31, 2016 and 2015, respectively.

See Notes to Financial Statements.

36	Western Asset Macro Opportunities Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2016	2015	2014	2013[2]

Net asset value, beginning of year	$10.76	$11.17	$10.45	$10.00

Income (loss) from operations:
Net investment income (loss)	0.26	0.24	0.25	(0.00)	[3]
Net realized and unrealized gain (loss)	0.35	(0.25)	0.74	0.45
Total income (loss) from operations	0.61	(0.01)	0.99	0.45

Less distributions from:
Net investment income	(0.22)	(0.22)	(0.07)	—
Net realized gains	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.64)	(0.40)	(0.27)	—

Net asset value, end of year	$10.73	$10.76	$11.17	$10.45
Total return[4]	6.04%	(0.01)%	9.71%	4.50%

Net assets, end of year (000s)	$29,340	$30,637	$14,511	$28

Ratios to average net assets:
Gross expenses	2.32%[5]	2.36%[5]	2.43%[5]	4.94%[6]
Net expenses[7]	2.32 [5]	2.36 [5,8]	2.19 [5,8]	2.40	[6,8]
Net investment income (loss)	2.49	2.25	2.30	(0.07)	[6]

Portfolio turnover rate	295%[9]	105%[9]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 297% and 117% for the years ended October 31, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2016	2015	2014	2013[2]

Net asset value, beginning of year	$10.87	$11.22	$10.46	$10.00

Income (loss) from operations:
Net investment income	0.33	0.32	0.33	0.01
Net realized and unrealized gain (loss)	0.35	(0.25)	0.73	0.45
Total income from operations	0.68	0.07	1.06	0.46

Less distributions from:
Net investment income	(0.25)	(0.24)	(0.10)	—
Net realized gains	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.67)	(0.42)	(0.30)	—

Net asset value, end of year	$10.88	$10.87	$11.22	$10.46
Total return[3]	6.76%	0.67%	10.51%	4.60%

Net assets, end of year (000s)	$25,088	$60,375	$53,027	$10

Ratios to average net assets:
Gross expenses	1.69%[4]	1.66%[4]	1.85%[4]	5.01%[5]
Net expenses[6,7]	1.65 [4]	1.65 [4]	1.40 [4]	1.65 [5]
Net investment income	3.18	2.95	3.03	0.47 [5]

Portfolio turnover rate	295%[8]	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 297% and 117% for the years ended October 31, 2016 and 2015, respectively.

See Notes to Financial Statements.

38	Western Asset Macro Opportunities Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2016	2015	2014	2013[2]

Net asset value, beginning of year	$10.91	$11.25	$10.47	$10.00

Income (loss) from operations:
Net investment income	0.36	0.36	0.33	0.01
Net realized and unrealized gain (loss)	0.35	(0.26)	0.75	0.46
Total income from operations	0.71	0.10	1.08	0.47

Less distributions from:
Net investment income	(0.31)	(0.26)	(0.10)	—
Net realized gains	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.73)	(0.44)	(0.30)	—

Net asset value, end of year	$10.89	$10.91	$11.25	$10.47
Total return[3]	7.15%	1.00%	10.72%	4.60%

Net assets, end of year (000s)	$567,343	$512,684	$180,298	$24,394

Ratios to average net assets:
Gross expenses	1.34%[4]	1.35%[4]	1.58%[4]	4.50%[5]
Net expenses[6]	1.34 [4]	1.35 [4,7]	1.30 [4,7]	1.32 [5,7]
Net investment income	3.45	3.28	3.08	0.82 [5]

Portfolio turnover rate	295%[8]	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 297% and 117% for the years ended October 31, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2016 Annual Report	39

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2016	2015	2014	2013[2]

Net asset value, beginning of year	$10.93	$11.25	$10.47	$10.00

Income (loss) from operations:
Net investment income	0.37	0.37	0.38	0.01
Net realized and unrealized gain (loss)	0.36	(0.25)	0.70	0.46
Total income from operations	0.73	0.12	1.08	0.47

Less distributions from:
Net investment income	(0.32)	(0.26)	(0.10)	—
Net realized gains	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.74)	(0.44)	(0.30)	—

Net asset value, end of year	$10.92	$10.93	$11.25	$10.47
Total return[3]	7.22%	1.19%	10.62%	4.70%

Net assets, end of year (000s)	$180,349	$104,546	$49,001	$10

Ratios to average net assets:
Gross expenses	1.23%[4]	1.25%[4]	1.30%[4]	4.68%[5]
Net expenses[6]	1.23 [4]	1.25 [4]	1.04 [4,7]	1.25 [5,7]
Net investment income	3.55	3.36	3.43	0.88 [5]

Portfolio turnover rate	295%[8]	105%[8]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 297% and 117% for the years ended October 31, 2016 and 2015, respectively.

See Notes to Financial Statements.

40	Western Asset Macro Opportunities Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Macro Opportunities Fund 2016 Annual Report	41

Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

42	Western Asset Macro Opportunities Fund 2016 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$60,806,317	$0	*	$60,806,317
Other corporate bonds & notes	—	242,382,115	—		242,382,115
Asset-backed securities	—	14,947,645	6,427,540		21,375,185
Collateralized mortgage obligations	—	29,143,820	968,750		30,112,570
Mortgage-backed securities	—	944,860	—		944,860
Municipal bonds	—	6,933,422	—		6,933,422
Non-U.S. treasury inflation protected securities	—	58,170,830	—		58,170,830
Senior loans	—	—	151,602		151,602
Sovereign bonds	—	201,301,696	—		201,301,696
U.S. Government & agency obligations	—	137,538,160	—		137,538,160
U.S. Treasury inflation protected securities	—	13,505,835	—		13,505,835
Common stocks	—	1,023,492	—		1,023,492
Preferred stocks	$388,694	—	—		388,694
Purchased options	2,247,154	200,304	—		2,447,458
Total long-term investments	$2,635,848	$766,898,496	$7,547,892		$777,082,236
Short-term investments†	36,582,463	—	—		36,582,463
Total investments	$39,218,311	$766,898,496	$7,547,892		$813,664,699
Other financial instruments:
Futures contracts	$13,765,692	—	—		$13,765,692
Forward foreign currency contracts	—	$9,136,423	—		9,136,423
Centrally cleared credit default swaps on credit indices — buy protection	—	53,968	—		53,968
Centrally cleared credit default swaps on credit indices — sell protection	—	195,764	—		195,764
Centrally cleared interest rate swaps	—	4,625,892	—		4,625,892
OTC interest rate swaps‡	—	1,036,182	—		1,036,182
Total other financial instruments	$13,765,692	$15,048,229	—		$28,813,921
Total	$52,984,003	$781,946,725	$7,547,892		$842,478,620

Western Asset Macro Opportunities Fund 2016 Annual Report	43

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$3,686,759	—	—	$3,686,759
Futures contracts	23,015,269	—	—	23,015,269
Forward foreign currency contracts	—	$1,583,455	—	1,583,455
Centrally cleared credit default swaps on credit indices — sell protection	—	26,454	—	26,454
Centrally cleared interest rate swaps	—	15,604,144	—	15,604,144
Total	$26,702,028	$17,214,053	—	$43,916,081

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

44	Western Asset Macro Opportunities Fund 2016 Annual Report

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in

Western Asset Macro Opportunities Fund 2016 Annual Report	45

Notes to financial statements (cont’d)

the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

46	Western Asset Macro Opportunities Fund 2016 Annual Report

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset Macro Opportunities Fund 2016 Annual Report	47

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(l) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(m) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities.

48	Western Asset Macro Opportunities Fund 2016 Annual Report

These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2016, the total notional value of all credit default swaps to sell protection was $21,120,000 and EUR 9,599,569. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects

Western Asset Macro Opportunities Fund 2016 Annual Report	49

Notes to financial statements (cont’d)

the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

50	Western Asset Macro Opportunities Fund 2016 Annual Report

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of

Western Asset Macro Opportunities Fund 2016 Annual Report	51

Notes to financial statements (cont’d)

default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2016, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $5,270,214. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

52	Western Asset Macro Opportunities Fund 2016 Annual Report

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(15,044,897)	$15,044,897

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of distributions, book/tax differences in the treatment of swap contracts and and book/tax differences in the treatment of inflation protected securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

Western Asset Macro Opportunities Fund 2016 Annual Report	53

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

During the year ended October 31, 2016, fees waived and/or expenses reimbursed amounted to $13,859.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class FI
Expires October 31, 2017	$5	$6,068
Expires October 31, 2018	—	13,859
Total fee waivers/expense reimbursements subject to recapture	$5	$19,927

For the year ended October 31, 2016, LMPFA recaptured $48,518, $525, $24,867, $141,151 and $1,234 for Class A, Class C, Classs FI, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

54	Western Asset Macro Opportunities Fund 2016 Annual Report

For the year ended October 31, 2016, LMIS and its affiliates retained sales charges of $9,665 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$31,629	$9,892

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$352,016,416	$1,756,692,552
Sales	297,272,015	1,782,197,794

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,863,117
Gross unrealized depreciation	(30,099,365)
Net unrealized depreciation	$(6,236,248)

At October 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,659	12/16	$410,827,154	$410,830,612	$3,458
90-Day Eurodollar	593	3/17	146,623,766	146,797,150	173,384
90-Day Eurodollar	95	6/17	23,426,534	23,503,000	76,466
90-Day Eurodollar	592	3/18	146,436,999	146,261,000	(175,999)
90-Day Eurodollar	361	12/18	89,143,198	89,058,700	(84,498)
Australian 10-Year Bonds	267	12/16	27,125,581	26,936,520	(189,061)
British Pound	176	12/16	13,986,353	13,479,400	(506,953)
Canadian Dollar	349	12/16	26,755,534	26,009,225	(746,309)
Euro	430	12/16	60,379,192	59,055,125	(1,324,067)
Euro BTP	109	12/16	16,663,234	16,579,366	(83,868)
Euro-Bobl	455	12/16	65,887,148	65,486,347	(400,801)
Mexican Peso	531	12/16	13,902,801	13,973,265	70,464
U.S. Treasury 5-Year Notes	8,930	12/16	1,082,231,106	1,078,716,094	(3,515,012)
U.S. Treasury Long-Term Bonds	2,045	12/16	342,637,248	332,759,844	(9,877,404)
U.S. Treasury Ultra Long-Term Bonds	907	12/16	165,469,057	159,575,313	(5,893,744)
					(22,473,944)

Western Asset Macro Opportunities Fund 2016 Annual Report	55

Notes to financial statements (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
Australian Dollar	180	12/16	$13,679,443	$13,665,600	$13,843
Euro Buxl 30-Year Bonds	116	12/16	23,947,410	22,905,745	1,041,665
Euro-Bund	1,347	12/16	243,600,256	239,795,851	3,804,405
Japanese 10-Year Bonds	46	12/16	66,352,562	66,545,819	(193,257)
Japanese Yen	254	12/16	31,163,356	30,306,962	856,394
U.S. Treasury 10-Year Notes	3,729	12/16	488,280,972	483,371,625	4,909,347
U.S. Treasury 10-Year Notes	221	3/17	28,495,063	28,519,359	(24,296)
U.S. Treasury Ultra 10-Year Notes	775	12/16	111,488,661	109,674,609	1,814,052
United Kingdom Long Gilt Bonds	238	12/16	37,515,281	36,513,067	1,002,214
					13,224,367
Net unrealized depreciation on open futures contracts					$(9,249,577)

During the year ended October 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of October 31, 2015	21,853,305	$4,015,398
Options written	103,247,364	56,736,976
Options closed	(33,199,602)	(22,859,839)
Options exercised	—	—
Options expired	(91,892,124)	(32,034,973)
Written options, outstanding as of October 31, 2016	8,943	$5,857,562

At October 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	104,714,686	USD	5,532,410	Citibank N.A.	11/1/16	$7,757
USD	5,506,720	MXN	104,714,686	Citibank N.A.	11/1/16	(33,446)
JPY	200,000,000	USD	1,999,964	Bank of America N.A.	11/10/16	(92,346)
MXN	26,242,172	USD	1,369,559	Bank of America N.A.	11/10/16	17,767
PLN	3,220,604	USD	834,392	Bank of America N.A.	11/10/16	(13,630)
USD	28,142,963	CNY	187,481,384	Bank of America N.A.	11/10/16	463,350
USD	28,744,697	EUR	25,587,688	Bank of America N.A.	11/10/16	646,995
USD	1,119,697	EUR	1,000,000	Bank of America N.A.	11/10/16	21,602
USD	661,699	EUR	600,000	Bank of America N.A.	11/10/16	2,842
USD	2,953,985	GBP	2,210,000	Bank of America N.A.	11/10/16	248,538
USD	35,649,424	JPY	3,595,547,418	Bank of America N.A.	11/10/16	1,354,764
USD	296,995	JPY	30,000,000	Bank of America N.A.	11/10/16	10,853
USD	5,373,446	NOK	45,350,000	Bank of America N.A.	11/10/16	(115,349)
EUR	1,500,000	USD	1,694,823	Citibank N.A.	11/10/16	(47,681)
EUR	6,000,000	USD	6,750,618	Citibank N.A.	11/10/16	(162,051)
EUR	1,000,000	USD	1,118,553	Citibank N.A.	11/10/16	(20,458)
EUR	8,000,000	USD	8,822,992	Citibank N.A.	11/10/16	(38,235)

56	Western Asset Macro Opportunities Fund 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	200,000,000	USD	1,985,344	Citibank N.A.	11/10/16	$(77,726)
NOK	45,350,000	USD	5,375,898	Citibank N.A.	11/10/16	112,897
USD	1,124,625	EUR	1,000,000	Citibank N.A.	11/10/16	26,530
USD	66,937,411	EUR	59,553,386	Citibank N.A.	11/10/16	1,542,160
USD	1,688,162	EUR	1,500,000	Citibank N.A.	11/10/16	41,020
USD	2,704,466	EUR	2,400,000	Citibank N.A.	11/10/16	69,039
USD	1,683,656	EUR	1,500,000	Citibank N.A.	11/10/16	36,514
USD	1,123,611	EUR	1,000,000	Citibank N.A.	11/10/16	25,516
USD	1,525,192	EUR	1,400,000	Citibank N.A.	11/10/16	(12,140)
USD	9,439,635	JPY	953,011,365	Citibank N.A.	11/10/16	349,725
CAD	7,230,000	USD	5,545,367	Royal Bank Of Canada	11/10/16	(154,727)
USD	8,569,562	AUD	11,290,000	UBS AG	11/10/16	(16,825)
USD	272,843	AUD	358,010	UBS AG	11/10/16	566
USD	364,300	AUD	481,001	UBS AG	11/10/16	(1,516)
ARS	65,560,000	USD	4,210,662	JPMorgan Chase & Co.	11/15/16	79,206
USD	62,995,171	JPY	6,437,130,000	Goldman Sachs Group Inc.	12/21/16	1,490,353
GBP	13,870,000	USD	17,234,030	Barclays Bank PLC	1/20/17	(224,810)
RUB	95,920,000	USD	1,499,453	Barclays Bank PLC	1/20/17	(15,837)
USD	11,286,556	CNY	76,031,884	Barclays Bank PLC	1/20/17	90,372
USD	19,918,444	KRW	22,022,828,086	Barclays Bank PLC	1/20/17	676,607
USD	14,875,917	KRW	16,603,011,000	Barclays Bank PLC	1/20/17	369,495
IDR	95,258,018,000	USD	7,221,988	Citibank N.A.	1/20/17	(7,657)
INR	1,049,120,000	USD	15,521,823	Citibank N.A.	1/20/17	7,352
INR	1,291,921,625	USD	19,136,745	Citibank N.A.	1/20/17	(13,597)
JPY	2,094,882,831	USD	20,328,011	Citibank N.A.	1/20/17	(284,562)
MXN	52,622,459	USD	2,693,298	Citibank N.A.	1/20/17	67,150
PLN	12,648,994	USD	3,257,321	Citibank N.A.	1/20/17	(37,818)
PLN	4,243,364	USD	1,092,735	Citibank N.A.	1/20/17	(12,687)
PLN	9,792,120	USD	2,521,630	Citibank N.A.	1/20/17	(29,277)
RUB	127,530,308	USD	1,991,106	Citibank N.A.	1/20/17	(18,566)
USD	8,904,216	BRL	29,579,806	Citibank N.A.	1/20/17	(143,600)
USD	3,241,818	CAD	4,265,000	Citibank N.A.	1/20/17	59,949
USD	6,444,464	CNY	43,471,135	Citibank N.A.	1/20/17	43,060
USD	37,935,650	EUR	33,798,088	Citibank N.A.	1/20/17	695,910
USD	8,136,453	GBP	6,529,047	Citibank N.A.	1/20/17	129,676
USD	5,484,167	MXN	104,714,686	Citibank N.A.	1/20/17	(8,914)
USD	7,832,164	PLN	30,107,425	Citibank N.A.	1/20/17	169,029
USD	164,900	PLN	640,000	Citibank N.A.	1/20/17	2,003
USD	261	SGD	357	Citibank N.A.	1/20/17	4
USD	8,016,000	TWD	250,500,000	Citibank N.A.	1/20/17	63,043
USD	16,816,346	JPY	1,740,239,527	Goldman Sachs Group Inc.	1/20/17	166,058
ARS	8,720,000	USD	530,091	Citibank N.A.	2/15/17	10,930
ARS	42,865,000	USD	2,621,713	Citibank N.A.	2/15/17	37,791
Total						$7,552,968

Western Asset Macro Opportunities Fund 2016 Annual Report	57

Notes to financial statements (cont’d)

Abbreviations used in this table:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
PLN	— Polish Zloty
RUB	— Russian Ruble
SGD	— Singapore Dollar
TWD	— Taiwan Dollar
USD	— United States Dollar

At October 31, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount*[2]		Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange (Markit CDX.NA.IG.27 Index)	$21,120,000		12/20/21	1.000% quarterly	$219,965	$237,107	$(17,142)
InterContinental Exchange (Markit ITRX.EUR.XOVER Index)	1,457,857	EUR	12/20/19	5.000% quarterly	123,476	115,540	7,936
InterContinental Exchange (Markit ITRX.EUR.XOVER Index)	6,141,712	EUR	12/20/20	5.000% quarterly	550,357	362,529	187,828
InterContinental Exchange (Markit ITRX.EUR.XOVER Index)	2,000,000	EUR	6/20/21	5.000% quarterly	169,752	179,064	(9,312)
Total					$1,063,550	$894,240	$169,310

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	$126,690,000	2/26/18	3-Month LIBOR-BBA quarterly	0.771% semi-annually	—	$(430,797)
Chicago Mercantile Exchange	87,230,000	6/27/18	3-Month LIBOR-BBA quarterly	0.907% semi-annually	—	(212,241)
Chicago Mercantile Exchange	51,490,000	10/17/19	3-Month LIBOR-BBA quarterly	1.138% semi-annually	—	(46,020)
Chicago Mercantile Exchange	94,940,000	6/1/21	3-Month LIBOR-BBA quarterly	1.340% semi-annually	—	101,336
Chicago Mercantile Exchange	11,560,000	6/13/21	3-Month LIBOR-BBA quarterly	1.185% semi-annually	—	(70,098)

58	Western Asset Macro Opportunities Fund 2016 Annual Report

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	$50,600,000		6/27/21	3-Month LIBOR-BBA quarterly	1.220% semi-annually	—	$(233,757)
Chicago Mercantile Exchange	27,200,000		8/31/22	1.897% semi-annually	3-Month LIBOR-BBA quarterly	—	(730,072)
Chicago Mercantile Exchange	351,689,000		11/30/22	1.900% semi-annually	3-Month LIBOR-BBA quarterly	$(126,473)	(9,253,203)
Chicago Mercantile Exchange	60,032,000		5/15/23	1.267% semi-annually	3-Month LIBOR-BBA quarterly	22,730	799,603
Chicago Mercantile Exchange	7,484,570,000	JPY	9/20/23	0.023% semi-annually	6-Month Japanese BBA LIBOR semi-annually	—	(92,244)
Chicago Mercantile Exchange	1,384,780,000	JPY	7/22/24	0.678% semi-annually	6-Month Japanese BBA LIBOR semi-annually	—	(670,851)
Chicago Mercantile Exchange	74,655,000		5/23/26	1.738% semi-annually	3-Month LIBOR-BBA quarterly	—	(287,171)
Chicago Mercantile Exchange	47,470,000		5/27/26	1.735% semi-annually	3-Month LIBOR-BBA quarterly	—	(168,862)
Chicago Mercantile Exchange	11,540,000		6/13/26	1.580% semi-annually	3-Month LIBOR-BBA quarterly	1,572	123,423
Chicago Mercantile Exchange	28,731,000		11/15/41	1.737% semi-annually	3-Month LIBOR-BBA quarterly	(25,566)	1,963,983
Chicago Mercantile Exchange	36,936,000		2/15/42	1.930% semi-annually	3-Month LIBOR-BBA quarterly	(11,788)	1,106,293
Chicago Mercantile Exchange	27,850,000		11/4/45	2.591% semi-annually	3-Month LIBOR-BBA quarterly	—	(3,291,076)
Chicago Mercantile Exchange	536,800,000	JPY	5/9/46	0.641% semi-annually	6-Month Japanese BBA LIBOR semi-annually	—	(117,752)
Chicago Mercantile Exchange	828,000,000	JPY	7/26/46	0.330% semi-annually	6-Month Japanese BBA LIBOR semi-annually	—	531,254
Total						$(139,525)	$(10,978,252)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.27 Index)	$15,310,000	12/20/21	5.000% quarterly	$(515,947)	$(569,915)	$53,968

Western Asset Macro Opportunities Fund 2016 Annual Report	59

Notes to financial statements (cont’d)

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC	145,220,000	BRL	1/4/21	BRL-CDI	12.487	%**	—	$1,036,182

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment received at maturity.

†	Percentage shown is an annual percentage rate.

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
JPY	— Japanese Yen

At October 31, 2016, the Fund held collateral from Banc of America Securities, LLC in the amounts of $1,093,828. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2016.

60	Western Asset Macro Opportunities Fund 2016 Annual Report

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$710,451	$1,737,007	—	$2,447,458
Futures contracts[3]	12,824,991	940,701	—	13,765,692
OTC swap contracts[4]	1,036,182	—	—	1,036,182
Centrally cleared swap contracts[5]	4,625,892	—	$249,732	4,875,624
Forward foreign currency contracts	—	9,136,423	—	9,136,423
Total	$19,197,516	$11,814,131	$249,732	$31,261,379

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$1,936,038	$1,750,721	—	$3,686,759
Futures contracts[3]	20,437,940	2,577,329	—	23,015,269
Centrally cleared swap contracts[5]	15,604,144	—	$26,454	15,630,598
Forward foreign currency contracts	—	1,583,455	—	1,583,455
Total	$37,978,122	$5,911,505	$26,454	$43,916,081

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(15,990,398)	$(3,850,947)	$(792,215)	$(20,633,560)
Futures contracts	(1,187,670)	(13,603,264)	—	(14,790,934)
Written options	35,340,344	11,369,741	102,596	46,812,681
Swap contracts	(12,168,475)	—	2,377,570	(9,790,905)
Forward foreign currency contracts[2]	—	1,374,265	—	1,374,265
Total	$5,993,801	$(4,710,205)	$1,687,951	$2,971,547

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Macro Opportunities Fund 2016 Annual Report	61

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(1,163,769)	$834,006	$(112,460)	$(442,223)
Written options	1,868,126	(122,764)	(102,143)	1,643,219
Futures contracts	(5,151,764)	(3,712,632)	—	(8,864,396)
Swap contracts	(3,764,892)	—	(560,868)	(4,325,760)
Forward foreign currency contracts[2]	—	7,343,354	—	7,343,354
Total	$(8,212,299)	$4,341,964	$(775,471)	$(4,645,806)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended October 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,978,447
Written options	4,259,298
Futures contracts (to buy)	1,669,706,677
Futures contracts (to sell)	1,304,340,603
Forward foreign currency contracts (to buy)	158,303,808
Forward foreign currency contracts (to sell)	324,284,314

Average Notional Balance
Interest rate swap contracts	$1,149,788,842
Credit default swap contracts (to buy protection)	8,380,769
Credit default swap contracts (to sell protection)	87,928,812

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[4,5]	Net Amount
Purchased options[2]	$2,447,458	—	$2,447,458
Futures contracts[3]	7,283,314	—	7,283,314
OTC swap contracts	1,036,182	$(1,036,182)	—
Forward foreign currency contracts	9,136,423	—	9,136,423
Total	$19,903,377	$(1,036,182)	$18,867,195

62	Western Asset Macro Opportunities Fund 2016 Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$3,686,759	—	$3,686,759
Centrally cleared swap contracts	131,892	$(131,892)	—
Forward foreign currency contracts	1,583,455	—	1,583,455
Total	$5,402,106	$(131,892)	$5,270,214

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$148,877	$43,168
Class C	291,269	28,872
Class FI	77,177	45,891
Class I	—	417,320
Class IS	—	978
Total	$517,323	$536,229

For the year ended October 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class FI	$13,859
Class I	—
Class IS	—
Total	$13,859

Western Asset Macro Opportunities Fund 2016 Annual Report	63

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Investment Income:
Class A	$1,658,035	$1,529,231
Class C	612,252	367,557
Class FI	991,514	1,238,255
Class I	14,892,388	5,272,522
Class IS	2,845,835	1,092,458
Total	$21,000,024	$9,500,023
Net Realized Gains:
Class A	$2,485,354	$1,096,703
Class C	1,171,670	279,696
Class FI	1,615,924	904,202
Class I	19,791,108	3,391,352
Class IS	3,688,901	786,569
Total	$28,752,957	$6,458,522

7. Capital shares

At October 31, 2016, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,618,068	$38,026,937	4,909,038	$53,810,895
Shares issued on reinvestment	284,778	2,864,869	167,504	1,798,339
Shares repurchased	(4,227,896)	(43,690,572)	(3,698,188)	(39,879,075)
Net increase (decrease)	(325,050)	$(2,798,766)	1,378,354	$15,730,159

Class C
Shares sold	1,050,965	$10,910,182	1,941,022	$20,999,091
Shares issued on reinvestment	126,482	1,262,293	46,887	500,385
Shares repurchased	(1,290,489)	(13,252,828)	(440,222)	(4,703,438)
Net increase (decrease)	(113,042)	$(1,080,353)	1,547,687	$16,796,038

Class FI
Shares sold	647,197	$6,739,440	2,827,929	$30,832,408
Shares issued on reinvestment	259,139	2,606,935	200,005	2,142,274
Shares repurchased	(4,155,035)	(42,733,882)	(2,197,033)	(23,806,510)
Net increase (decrease)	(3,248,699)	$(33,387,507)	830,901	$9,168,172

Class I
Shares sold	32,332,232	$339,455,575	40,877,259	$444,669,110
Shares issued on reinvestment	2,518,562	25,311,550	640,242	6,865,966
Shares repurchased	(29,771,808)	(305,912,801)	(10,552,976)	(114,027,885)
Net increase	5,078,986	$58,854,324	30,964,525	$337,507,191

64	Western Asset Macro Opportunities Fund 2016 Annual Report

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class IS
Shares sold	9,102,369	$93,885,148	8,948,768	$97,588,425
Shares issued on reinvestment	649,576	6,534,736	162,010	1,739,134
Shares repurchased	(2,800,840)	(29,613,813)	(3,898,267)	(42,362,422)
Net increase	6,951,105	$70,806,071	5,212,511	$56,965,137

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended October 31, 2016, the Fund incurred a commitment fee in the amount of $7,746. The Fund did not utilize the Redemption Facility during the period ended October 31, 2016.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$31,853,826	$13,047,455
Net long-term capital gains	17,899,155	2,911,090
Total distributions paid	$49,752,981	$15,958,545

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$12,461,063
Undistributed long-term capital gains — net	3,010,696
Total undistributed earnings	$15,471,759
Other book/tax temporary differences(a)	(5,592,121)
Unrealized appreciation (depreciation)(b)	(15,669,232)
Total accumulated earnings (losses) — net	$(5,789,594)

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the treatment of inflation protected securities.

Western Asset Macro Opportunities Fund 2016 Annual Report	65

Notes to financial statements (cont’d)

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Subsequent event

Effective November 21, 2016, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

66	Western Asset Macro Opportunities Fund 2016 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Macro Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Macro Opportunities Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) as of October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, MD

December 19, 2016

Western Asset Macro Opportunities Fund 2016 Annual Report	67

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Macro Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years

President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)

Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

68	Western Asset Macro Opportunities Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of LifeLock, Inc. (identity theft protection company) (since 2015); Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014); Director of MarketTools, Inc. (market research software provider) (2010 to 2012); Director of eHarmony, Inc. (online dating company) (2005 to 2011)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

Western Asset Macro Opportunities Fund	69

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA‡
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

70	Western Asset Macro Opportunities Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Macro Opportunities Fund	71

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

‡	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

72	Western Asset Macro Opportunities Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2016:

Record date:	12/21/2015
Payable date:	12/22/2015
Interest from Federal Obligations	6.75%
Qualified short-term capital gain dividend	$0.15686*
Long-term capital gain dividend	$0.258680

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Macro Opportunities Fund	73

Western Asset

Macro Opportunities Fund

Directors

William E. B. Siart

Chairman

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016050 12/16 SR16-2946

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2015 and October 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,650 in October 31, 2015 and in $20,340 October 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2015 and $0 in October 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,260 in October 31, 2015 and $6,320 in October 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $464 in October 31, 2015 and $560 in October 31, 2016, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee October implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes October impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services October not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2015 and October 31, 2016; Tax Fees were 100% and 100% for October 31, 2015 and October 31, 2016; and Other Fees were 100% and 100% for October 31, 2015 and October 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $309,528 in October 31, 2015 and $229,943 in October 31, 2016.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William E.B. Siart
Robert Abeles, Jr.
Anita L. DeFrantz
Ronald L. Olson
Avedick B. Poladian
Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 28, 2016